THE EAGLE PACIFIC INDUSTRIES, INC.

                         LEVERAGED EQUITY PURCHASE PLAN


PURPOSE:

         The purpose of The Eagle Pacific Industries, Inc. Leveraged Equity Purchase Plan ("LEPP") is to more closely align the goals and motivation of management with those of other Eagle Pacific shareholders and to provide key personnel with a long-term capital accumulation opportunity. This purpose is accomplished by providing selected management employees with loans to permit them to acquire and retain Eagle Pacific Common Stock.

DEFINITIONS:

"Common Stock" shall mean the common stock of Eagle Pacific, par value $.50 per share.

"Compensation Committee" shall mean the compensation committee of the Board of Directors of Eagle Pacific as constituted from time to time; provided, however, each member of the Compensation Committee shall be a "disinterested" person within the meaning of Rule 16b-3, as then in effect, under the Securities Exchange Act of 1934.

"Determination Date" shall mean the date on which the Compensation Committee determined that an Employee was an Eligible Employee.

"Eligible Employee" shall mean an Employee that the Compensation Committee has determined may be granted a loan pursuant to the LEPP.

"Employee" shall mean each person who is an employee of Eagle Pacific which term shall include both full and part-time employees but shall not include independent contractors providing services to Eagle Pacific.

"I.R.C." shall mean the Internal Revenue Code of 1986, as amended.

"LEPP" or the "Plan" shall mean The Eagle Pacific Industries, Inc. Leveraged Equity Purchase Plan as described herein.

"Loan" shall mean a loan made to a Participant pursuant to this Plan and evidenced by a Promissory Note.

"Participant" shall refer to an Eligible Employee that has a Loan outstanding.

"Plan Administrator" shall mean the person or persons designated as such by the Compensation Committee. If no person has been designated, the Plan Administrator shall be the Secretary of Eagle Pacific.

"Promissory Note" shall mean a promissory note evidencing a loan made to a Participant by Eagle Pacific pursuant to the terms of this Plan.

"Purchased Shares" shall mean all of the shares of Common Stock purchased by a Participant at the time a Loan was made to such Participant hereunder.

"Eagle Pacific" shall mean Eagle Pacific Industries, Inc., a Minnesota corporation, with its principal office in Minneapolis, Minnesota.

PLAN:

1.       Selection of Eligible Employees.

         From time to time, the Compensation Committee shall determine the Employees who may be granted Loans hereunder and the maximum amount of the Loans. As soon as possible after the determination by the Compensation Committee, the Plan Administrator will notify each Eligible Employee in writing of his/her eligibility and the maximum amount of the Loans that he/she may receive. An Eligible Employee shall cease being an Eligible Employee on the earlier to occur of (i) the date on which he/she ceases to be an Employee or
(ii) the date six months after his/her Determination Date. The rights of an Eligible Employee to borrow money hereunder are not transferable and may not be exercised by any person other than the Eligible Employee.

2.       The Loan.

         An Eligible Employee may borrow from Eagle Pacific 90% of the cost of purchasing the number of shares of Common Stock up to the Loan amount authorized by the Compensation Committee. The Eligible Employee may only borrow the funds from Eagle Pacific if they are used to acquire Common Stock pursuant to the LEPP. The Loan will be evidenced by a Promissory Note. The terms of the Promissory Note will be:

         a. The unpaid principal balance will accrue simple interest at the prime rate in effect at Fleet National Bank plus one-quarter of one percent (1/4%) which shall be paid annually on the yearly anniversaries of the date of the Promissory Note.

         b. The payment of the unpaid principal balance shall be due in full on the earlier to occur of

                  i. the date determined by the Compensation Committee, which date shall not be later than the fifth anniversary of the Determination Date,

                  ii. the Participant's termination of employment with Eagle Pacific for any reason other than death, disability or termination of employment after the age of 60 years, or

                  iii. the Participant sells or otherwise disposes or attempts to dispose of any of the Purchased Shares.

         c. The Promissory Note will be secured by a pledge of all of the Purchased Shares.

         d. The Promissory Note will be non-recourse to the Participant and payment may be satisfied by voluntary surrender of all of the Purchased Shares or by foreclosure by the holder of the Promissory Note on the Purchased Shares.

         e. Any cash dividends paid with respect to the Purchased Shares will be applied by Eagle Pacific, in payment on the Promissory Note. Any non-cash dividends, distributions or stock splits made with respect to the Purchased Shares shall be retained by Eagle Pacific as additional security for the Loan.

         f. The proceeds of any special bonus arrangement provided by Eagle Pacific to the Participant for the purpose of repaying the Loan shall not be paid to the Participant but shall be applied directly by Eagle Pacific in payment on the Promissory Note.

         g. Sections 415 and 401(a)(17) of the I.R.C. may restrict the ability of certain highly compensated Employees from receiving their full benefits under certain employee benefit plans sponsored by Eagle Pacific. As a result, amounts equal to the value of the number of shares or dollars the Participant would have been allocated under any and all employee benefit plans sponsored by Eagle Pacific but for the limitations under Section 415 and Section 401(a)(17) of the I.R.C. will be applied by Eagle Pacific in payment on the Promissory Note at the time such allocations would have been made to the Participant.

         h. The Participant may prepay the Loan in whole or in part at any time without penalty.

         i. All payments made or applied on the Promissory Note shall be used first to pay the accrued but unpaid interest and then to reduce the unpaid principal balance.

3.       Purchase of Common Stock.

         During the six month period following the Determination Date, an Eligible Employee may borrow funds as set forth above to purchase shares of Common Stock on the following terms:

         a. All purchases by the Eligible Employee will be made on the open market through a licensed broker-dealer selected by the Plan Administrator.

         b. The broker-dealer shall follow all guidelines for purchasing shares determined by the Plan Administrator.

         c. Eagle Pacific will pay the fees and commissions of the broker-dealer executing the purchase of the Common Stock.

         d. The Plan Administrator may prohibit Eligible Employees from trading in Common Stock purchased or to be purchased with a Loan at times that Eagle Pacific is aware of material non-public information about its business.

         e. An Eligible Employee that wishes to borrow funds pursuant to this Plan to acquire Common Stock may do so by giving written notice to the Plan Administrator indicating the Eligible Employee's name, social security number, date of birth, home address, the number of shares of Common Stock he/she desires to acquire hereunder and any other information reasonably requested by the Plan Administrator.

         f. As soon as the purchase of Common Stock requested by the Eligible Employee has been executed by the broker-dealer, the Eligible Employee will (i) execute and deliver the Promissory Note to the Plan Administrator who will forward the proceeds of the Loan to the Broker-dealer and (ii) deliver his/her check or other funds directly to the broker-dealer in an amount equal to 10% of the purchase price of the Purchased Shares.

         g. The certificate representing the Purchased Shares will be registered in the name of the Participant, but it will be held by Eagle Pacific and pledged to Eagle Pacific to secure payment of the Promissory Note. So long as the Participant owns the Purchased Shares and is not in default under the Loan, he/she shall retain the right to vote the Purchased Shares.

4.       Miscellaneous.

         a. The Board of Directors of Eagle Pacific may amend or terminate this Plan at any time; provided, however, no such termination or amendment shall affect any Loan or Promissory Note outstanding at the time the LEPP is amended by the Board of Directors of Eagle Pacific.

         b. The Compensation Committee may, without further action by the Board of Directors or shareholders of Eagle Pacific, make Loans hereunder up to an aggregate amount of $600,000 upon a finding that Eagle Pacific can reasonably expect to benefit from each such Loan.

         c. A Participant may not sell, transfer or otherwise dispose of the Purchased Shares within six months of their acquisition except in the case of the Participant's death or disability.

APPROVALS:

         The foregoing plan was adopted by the Board of Directors of Eagle Pacific at its meeting on October 28, 1996.



                                              _________________________________
                                              Secretary




                       THE EAGLE PACIFIC INDUSTRIES, INC.
                         LEVERAGED EQUITY PURCHASE PLAN
                                    AGREEMENT

PURPOSE:

         The purpose of The Eagle Pacific Industries, Inc. Leveraged Equity Purchase Plan ("LEPP") is to more closely align the goals and motivation of management with those of other Eagle Pacific shareholders and to provide key personnel with a long-term capital accumulation opportunity. This purpose is accomplished by providing selected management employees with loans to permit them to acquire and retain Eagle Pacific Common Stock.

         Pursuant to the provisions of the LEPP, and by specific action of the Compensation Committee, Eagle Pacific hereby grants ____________ ("Eligible Employee") the right to obtain a loan of ___________ dollars ($__________) from Eagle Pacific Industries, Inc. to purchase shares of Eagle Pacific Common Stock on the open market, with a determination date of November 13, 1996 and expiration date of May 13, 1996 in accordance with and subject to the following terms and conditions. Capitalized terms used herein shall have the meanings ascribed to them in the LEPP.

1.       The Loan

         The Eligible Employee may borrow from Eagle Pacific 90% of the cost of purchasing shares of Common Stock up to the Loan amount authorized by the Compensation Committee. The Eligible Employee may only borrow the funds from Eagle Pacific if they are used to acquire Common Stock pursuant to the LEPP. The Loan will be evidenced by a Promissory Note. The terms of the Promissory Note will be:

         a. The unpaid principal balance will accrue simple interest at the prime rate in effect at Fleet National Bank plus one-quarter of one percent (1/4%) which shall be paid annually on the yearly anniversaries of the date of the Promissory Note.

         b. The payment of the unpaid principal balance shall be due in full on the earlier to occur of

                  i.       the fifth anniversary of the date of this Agreement,

                  ii. the Participant's termination of employment with Eagle Pacific for any reason other than death, disability or termination of employment after the age of 60 years, or

                  iii. the Participant sells or otherwise disposes or attempts to dispose of any of the Purchased Shares.

         c. The Promissory Note will be secured by a pledge of all of the Purchased Shares.

         d. The Promissory Note will be non-recourse to the Participant and payment may be satisfied by voluntary surrender of all of the Purchased Shares or by foreclosure by the holder of the Promissory Note on the Purchased Shares.

         e. Any cash dividends paid with respect to the Purchased Shares will be applied by Eagle Pacific in payment on the Promissory Note. Any non-cash dividends, distributions, or stock splits made with respect to the Purchased Shares shall be retained by Eagle Pacific as additional security for the Loan.

         f. The proceeds of any special bonus arrangement provided by Eagle Pacific to the Participant for the purpose of repaying the Loan shall not be paid to the Participant but shall be applied directly by Eagle Pacific in payment on the Promissory Note.

         g. Sections 415 and 401(a)(17) may restrict the ability of certain highly compensated Employees from receiving their full benefits under certain employee benefit plans sponsored by Eagle Pacific. As a result, amounts equal to the value of the number of shares or dollars the Participant would have been allocated under any and all employee benefit plans sponsored by Eagle Pacific but for the limitations under Section 415 and
                  Section 401(a)(17) of the Internal Revenue Code will be applied by Eagle Pacific in payment on the Promissory Note at the time such allocations would have been made to the Participant.

         h. The Participant may prepay the Loan in whole or in part at any time without penalty.

         i. All payments made or applied on the Promissory Note shall be used first to pay the accrued but unpaid interest and then to reduce the unpaid principal balance.

2.       Purchase of Common Stock

         During the six-month period following the Determination Date, the Eligible Employee may borrow funds as set forth above to purchase shares of Common Stock on the following terms:

         a. All purchases by the Eligible Employee will be made on the open market through a licensed broker-dealer selected by the Plan Administrator.

         b. The broker-dealer shall follow all guidelines for purchasing shares determined by the Plan Administrator;

         c. Eagle Pacific will pay the fees and commissions of the broker-dealer executing the purchase of the Common Stock;

         d. The Plan Administrator may prohibit the Eligible Employee from trading in Common Stock purchased or to be purchased with a Loan at times that Eagle Pacific is aware of material non-public information about its business;

         e. Eligible Employee that wishes to borrow funds pursuant to this Plan to acquire Common Stock may do so by giving written notice to the Plan Administrator (Corporate Secretary) indicating the Eligible Employee's name, social security number, date of birth, home address, the number of shares of Common Stock he/she desires to acquire hereunder and any other information reasonably requested by the Plan Administrator;

         f. As soon as the purchase of Common Stock requested by Eligible Employee has been executed by the broker-dealer, Eligible Employee will (i) execute and deliver the Promissory Note to the Plan Administrator who will forward the proceeds of the Loan to the broker-dealer and (ii) deliver his/her check or other funds directly to the broker-dealer in an amount equal to 10% of the purchase price of the Purchased Shares.

         g. The certificate representing the Purchased Shares will be registered in the name of the Participant, but it will be held by Eagle Pacific and pledged to Eagle Pacific to secure payment of the Promissory Note. So long as the Participant owns the Purchased Shares and is not in default under the Loan, he/she shall retain the right to vote the Purchased Shares.

3.       Conditions

         a. An Eligible Employee shall cease being an Eligible Employee on the earlier to occur of (i) the date on which he/she ceases to be an Employee or (ii) the date six months after his/her Determination Date. The rights of an Eligible Employee to borrow money hereunder are not transferable and may not be exercised by any person other than the Eligible Employee.

         b. The Board of Directors of Eagle Pacific may amend or terminate this Plan at any time provided, however, no such termination or amendment shall affect any Loan or Promissory Note outstanding at the time the LEPP is amended by the Board of Directors of Eagle Pacific.

         c. A Participant may not sell, transfer, or otherwise dispose of the Purchased Shares within six months of their acquisition except in the case of the Participant's death or disability.


Date:
      -------------------------


EAGLE PACIFIC INDUSTRIES, INC.


By
    ---------------------------
Its      Chairman
    ---------------------------


Accepted and Confirmed as of the above date:


By
    ---------------------------